UNITED STATES
SECRUITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.___)

Filed by the Registrant [X]

Filed by a Party other than the Registrant [  ]

Check the appropriate box:
[X]	Preliminary Proxy Statement
[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Sec. 240.14a-12

STADION INVESTMENT TRUST
(Name of Registrant as Specified In Its Charter)

ALPS Fund Services, Inc.
Attn:  Jennifer T. Welsh
1290 Broadway, Suite 1100
Denver, CO  80203
720-917-0997

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required

[ ]	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

Stadion Investment Trust

Stadion Tactical Income Fund

March 17, 2015

Dear Shareholders:

You are cordially invited to attend a Special Meeting of Shareholders (the “Meeting”) of Stadion Investment Trust (the “Trust”), to be held at 8:30 a.m., on April 16, 2015 at the offices of ALPS Fund Services, Inc. (“ALPS”), at 1290 Broadway, Suite 1100, Denver, Colorado 80203. Formal notice of the Meeting appears after this letter, followed by the Proxy Statement.

The enclosed Proxy Statement discusses a proposal to be voted upon by the shareholders (the “Shareholders”) of Stadion Tactical Income Fund (the “Fund”), a series of the Trust.  Please review the Proxy Statement and cast your vote on the proposal to approve an amendment to the investment advisory agreement between the Trust, on behalf of the Fund, and Stadion Money Management, LLC (the “Adviser”), the Fund’s investment adviser, to increase the investment advisory fee rate paid to the Adviser by the Fund.  The change to the advisory fee is being proposed in connection with substantial changes to the investment objective and strategies of the Fund, each of which the Board of Trustees believes is in the best interest of the Fund’s shareholders. After consideration of the proposal, the Board of Trustees of the Fund has unanimously approved, subject to shareholder approval, the proposal.

The Board of Trustees of the Fund recommends that you vote FOR the proposal.

Your vote is important no matter how many shares you own.  The proxy documents explain the proposal in detail, and we encourage you to review the proxy documents.  Voting your shares early will avoid costly follow-up mail and telephone solicitation.  After reviewing the enclosed materials, please complete, sign and date your proxy card(s) and mail it promptly in the enclosed return envelope, or help save time and postage costs by calling the toll-free number and following the instructions.  [You may also vote via the Internet by logging on to the website indicated on your proxy card and following the instructions that will appear.]

We appreciate your participation and prompt response in this matter and thank you for your continued support. If you have any questions about the proposal or the voting instructions, please call the Trust at [phone #].

Very truly yours,

Judson P. Doherty, CFA
 President

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STADION INVESTMENT TRUST

STADION TACTICAL INCOME FUND

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be Held On
April 16, 2015

1290 Broadway, Suite 1100
Denver, Colorado 80203
 (303) 623-2577

To the Shareholders of the Stadion Tactical Income Fund:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders of the Stadion Tactical Income Fund (the “Fund”), a series of the Stadion Investment Trust (the “Trust”), will be held in the offices of ALPS Fund Services, Inc. (“ALPS”), at 1290 Broadway, Suite 1100, Denver, Colorado 80203, on April 16, 2015 at 8:30 a.m. Mountain time, as may be adjourned from time to time (such meeting and any adjournments being referred to as the “Meeting”).

At the Meeting, Fund shareholders will be asked to vote on the proposal set forth below and to transact such other business, if any, as may properly come before the Meeting:

1.	To approve an amendment to the Investment Advisory Agreement between the Trust, on behalf of the Fund, and Stadion Money Management, LLC, the Fund’s investment adviser, to increase the advisory fee rate paid to Stadion Money Management, LLC by the Fund.

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

Any shareholder who owned shares of the Fund as of the close of business on March 2, 2015 (the “Record Date”) will receive notice of the Meeting and will be entitled to vote at the Meeting.  Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Fund or by voting in person at the Meeting.

YOUR VOTE IS IMPORTANT – PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

You are cordially invited to attend the Meeting.  If you attend the Meeting, you may vote your shares in person.  However, we urge you, whether or not you expect to attend the Meeting in person, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or [through the Internet].  We ask your cooperation in voting your proxy promptly.

By order of the Board of Trustees of the Stadion Investment Trust,
 on behalf of the Fund.

Jennifer T. Welsh
Secretary

March 17, 2015

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards are designed to you assist and in avoiding the time and expenses involved in validating your vote if you fail to sign your proxy card properly.

(1)  Individual Accounts:  Sign your name exactly as it appears in the registration on the proxy card.

(2)  Joint Accounts:  Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

(3)  Other Accounts:  The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

STADION INVESTMENT TRUST

Stadion Tactical Income Fund

PROXY STATEMENT

for the Special Meeting of Shareholders
 to be held on April 16, 2015

1290 Broadway, Suite 1100
Denver, Colorado 80203
 (303) 623-2577

INTRODUCTION

This Proxy Statement is furnished by the Board of Trustees of Stadion Investment Trust (the “Trust”), on behalf of the Stadion Tactical Income Fund (the “Fund”), a series of the Trust, in connection with the solicitation of proxies to be used at the special meeting of shareholders (the “Shareholders”) of the Fund to be held in the offices of ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado 80203 on April 16, 2015 at 8:30 a.m. Mountain time and at any adjournments thereof (such meeting and any adjournments being referred to as the “Meeting”).

Solicitation of Proxies

The solicitation of proxies for use at the Meeting is being made primarily through the mailing of the Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying proxy card. This Proxy Statement was first mailed to shareholders on or about March 17, 2015.

A proxy, if properly executed, duly returned and not revoked, will be voted in accordance with the specifications therein. A proxy that is properly executed but has no voting instructions with respect to a proposal will be voted for that proposal. A shareholder may revoke a proxy at any time prior to use by filing with the Secretary of the Trust an instrument revoking the proxy, by submitting a proxy bearing a later date, or by attending and voting at the Meeting.

The Trust has retained [Proxy Solicitor] (“[Proxy Solicitor]”) to solicit proxies for the Meeting. [Proxy Solicitor] is responsible for printing proxy cards, mailing proxy material to shareholders, soliciting brokers, custodians, nominees and fiduciaries, tabulating the returned proxies and performing other proxy solicitation services. The anticipated cost of these services is approximately $[  ], and will be paid by the Adviser.

In addition to solicitation through the mail, proxies may be solicited by officers, employees and agents of the Trust without cost to the Trust or by [Proxy Solicitor]. Such solicitation may be by telephone, facsimile or otherwise. It is anticipated that banks, broker-dealers and other financial institutions will be requested to forward proxy materials to beneficial owners of Fund shares and to obtain approval for the execution of proxies. The Adviser will reimburse brokers, custodians, nominees and fiduciaries for the reasonable expenses incurred by them in connection with forwarding solicitation material to the beneficial owners of shares held of record by such persons.

v

At the Meeting, Fund shareholders will be asked to vote on the proposal set forth below (the “Proposal”) and to transact such other business, if any, as may properly come before the Meeting:

1.	To approve an amendment to the Investment Advisory Agreement between the Trust, on behalf of the Fund, and Stadion Money Management, LLC, the Fund’s investment adviser, to increase the advisory fee rate paid to Stadion Money Management, LLC by the Fund.

The Board of Trustees has set the close of business on March 2, 2015 as the record date (the “Record Date”), and only Shareholders of record on the Record Date will be entitled to vote on the Proposal at the Meeting.  Additional information regarding outstanding shares and voting your proxy is included on pages [  ] of this Proxy Statement in the sections titled “GENERAL INFORMATION” and “VOTING INFORMATION.”

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting to Be Held on April 16, 2015.  Additional information about the Fund is available in its prospectus, statement of additional information and annual report to shareholders.  Copies of the Fund’s annual report have previously been mailed to Shareholders.  This Proxy Statement should be read in conjunction with the Fund’s annual report.  To request a copy of the Proxy Statement, or the annual report, please call [phone #], write to the Fund at P.O. Box 1920, Denver, CO 80201, or visit the Fund’s website at www.stadionfunds.com.  You may also call for information on how to obtain directions to be able to attend the Meeting in person.

QUESTIONS AND ANSWERS

Q.  What is happening? Why did I get this package of materials?

A. The Stadion Tactical Income Fund (the “Fund”), a series of the Stadion Investment Trust (the “Trust”), is conducting a special meeting of shareholders of the Trust (the “Meeting”) scheduled to be held at 8:30 a.m., Mountain time, on April 16, 2015.

Q.  What proposal am I being asked to vote on?

A.  On February 2, 2015, at an in-person meeting called in accordance with the Investment Company Act of 1940, as amended (the “1940 Act”), the Board of Trustees (the “Board”), including the trustees that are not interested trustees (the “Independent Trustees”), approved an amendment to the Investment Advisory Agreement between the Trust, on behalf of the Fund, and Stadion Money Management, LLC (the “Current Advisory Agreement”) to increase the investment advisory fee rate paid to Stadion Money Management, LLC by the Fund from 0.65% of the Fund’s daily average net assets to 0.85% of the Fund’s daily average net assets (the “Proposed Amendment”) and resolved to submit and recommend the Proposed Amendment to the Fund’s shareholder for approval and adoption. No other change to the Current Advisory Agreement is being proposed.

Q.  Why is the Board proposing to increase the investment advisory fee rates for the Fund?

A.  At the February 2, 2015 meeting of the Board, the Adviser recommended to the Board changes to the investment objective and strategies of the Fund.  Specifically, the Adviser recommended: (i) revising the investment objective of the Fund is to seek to provide income and absolute portfolio returns, with a secondary emphasis on lower risk and volatility than the U.S. equity markets; and (ii) revising the Fund’s principal investment strategies to include: (A) investing in a portfolio of equities intended to generate dividend yield in equity markets; (B) moderating volatility through the use of options strategies; and (C) seeking to generate additional income through the sale and repurchase of options.  In connection with the foregoing changes, the Adviser has proposed an increase in the Fund’s investment advisory fee.  After reviewing several factors, including, without limitation, (i) the expected increase in the Adviser’s management, oversight and compliance responsibilities in connection with the foregoing changes; and (ii) the current and proposed management fees as compared to other funds with similar investment objectives and strategies and other funds managed by the Adviser with similar investment objectives and strategies, the Board, including the Independent Trustees, unanimously determined that the increased investment advisory fee was reasonable and that the changes to the Fund’s investment objective, strategies and investment advisory fee were in the best interest of the Fund’s shareholders. Please see “Approval of the Proposed Amendment” below for a detailed discussion of the factors that the Board considered in approving the Proposed Amendment.

Q.  Has my Fund’s Board approved the Proposal?

A.  Yes, After careful consideration of the Proposal, the Board of Trustees of the Fund, including all of the Independent Trustees, unanimously recommends that shareholders vote FOR the Proposal.

Q:  Who will pay for the proxy solicitation?

A:  The Adviser will pay for the proxy solicitation, legal and other costs associated with the solicitation of the proposals. The Fund will not bear any of these costs.

Q.  Who is entitled to vote?

A.  If you owned shares of a Fund as of the close of business on March 2, 2015, the Record Date, you are entitled to vote. Shareholders are entitled to one vote for each full share (and a fractional vote for each fractional share) of record held.

Q.  How do I vote my shares?

A.  For your convenience, there are several ways you can vote:

By Mail:  Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone:  Call the number printed on the enclosed proxy card(s);

[By Internet:  Access the website address printed on the enclosed proxy card(s);] or

In Person:  Attend the Meeting as described in the Proxy Statement.

Q.  What vote is required to approve the Proposal?

A.  Approval of the Proposed Amendment requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of a Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present. Abstentions and broker non-votes will be disregarded in determining the “votes cast” on the Proposal, and as a consequence, will have the effect of a vote against the Proposal.  Please see “VOTING INFORMATION” on pages 14 for a more detailed discussion of broker non-votes.

Q.  What will happen if the Proposal is approved by shareholders of the Fund?

A.  If the shareholders of the Fund approve the Proposed Amendment, then the Proposed Amendment (including with the amended fee schedule for the Fund) will become effective on April 30, 2015.

Q:  How do I ensure that my vote is accurately recorded?

A.  You may attend the Meeting and vote in person or you may vote by telephone [or Internet] or complete and return the enclosed proxy card. Proxy cards that are properly signed, dated and received prior to the Meeting will be voted as specified. If you specify a vote on the Proposal, your proxy will be voted as you indicate.  If you simply sign, date and return the proxy card, but do not specify a vote on the Proposal, your shares will be voted FOR the Proposal.

Q:  May I revoke my proxy?

A:  You may revoke your proxy at any time prior to the vote taking place at the Meeting by filing with the Secretary of the Trust an instrument revoking the proxy prior to the Meeting, by submitting a proxy bearing a later date, or by attending and voting at the Meeting.

Q:  What will happen if there are not enough votes to have the Meeting?

A:  It is important that shareholders vote by telephone [or Internet] or complete and return signed proxy cards promptly, but no later than April 16, 2015 to ensure there is a quorum for the Meeting. If we do not receive your proxy card(s) in a timely manner, you may be contacted by officers of the Trust or the Adviser or a proxy solicitor, who will remind you to vote your shares. If we have not received sufficient votes to have a quorum at the Meeting or have not received enough votes to approve the Proposed Amendment, we may adjourn the Meeting to a later date so we can continue to seek more votes.

Q:  What happens if the proposals are not approved?

A:  If the proposal to approve the Proposed Amendment is not approved, the Current Advisory Agreement shall remain unchanged and continue in effect so long as it continues to be approved annually by a majority of the Fund’s Independent Trustees and is not terminated by either the Adviser or the shareholders of the Fund, and the Board may take any further action it deems to be in the best interest of the Fund and its shareholders, including terminating the Fund.

Q:  Whom should I call for additional information about the Proxy Statement?

A:  If you have any questions regarding the Proxy Statement or completing and returning your proxy card, you can call [phone #].

PROPOSAL

TO APPROVE AN AMENDMENT TO THE INVESTMENT ADVISORY AGREEMENT BETWEEN THE TRUST ON BEHALF OF THE STADION TACTICAL INCOME FUND AND STADION MONEY MANAGEMENT, LLC, THE FUND’S ADVISER, TO INCREASE THE ADVISORY FEE RATE PAID TO STADION MONEY MANAGEMENT, LLC BY THE FUND.

Introduction

On February 2, 2015, the Board of Trustees (the “Board”) of the Stadion Investment Trust (the “Trust”) approved and ratified an amendment to the investment advisory agreement (the “Current Agreement”) between the Trust, on behalf of the Stadion Tactical Income Fund (the “Fund”), a series of the Trust, and Stadion Money Management, LLC (the “Advser”), the Fund’s investment adviser, that, subject to the approval of the Fund’s shareholders, increases the annual rate for fees paid to by the Fund from 0.65% of the Fund’s daily average net assets  to 0.85% of the Fund’s daily average net assets (the “Proposed Amendment”).  Except for the proposed change in fee structure discussed below, the terms and conditions of the Current Advisory Agreement will remain unchanged.  Such change in the Fund’s fee structure requires shareholder approval.  The Board authorized the submission of the Proposed Amendment to shareholders of the Fund for their approval as described in the Proposal.

Copies of the Current Advisory Agreement and the form of the Proposed Amendment are attached as Exhibit A and Exhibit B, respectively, to this Proxy Statement.

Stadion Money Management, LLC as Investment Adviser of the Fund

Stadion Money Management, LLC has served as the investment adviser of the Fund pursuant to the Current Advisory Agreement since the Fund’s inception on December 31, 2012.  The Adviser is registered with the SEC as an investment adviser.  As of December 31, 2014, the Adviser provided investment advice with respect to approximately $5.1 billion in assets.  The Advisers principal address is 1061 Cliff Dawson Road, Watkinsville, Georgia 30677.

Description of the Current Advisory Agreement

At a meeting of the Board of the Trust held on October 23, 2012, the Board, including all of the Independent Trustees, initially approved the Current Advisory Agreement for a two-year period from effectiveness and thereafter from year to year as long as such continuance is approved at least annually by a majority of the members of the Board of Trustees  who are not interested persons, as defined in the 1940 Act, of the Trust (the “Independent Trustees”) and by either a majority of the outstanding voting securities of that Fund or the Trustees of the Fund.  On December 30, 2012, the Current Advisory Agreement was approved by the initial shareholder in connection with the Fund’s commencement of operations.  The continuance of the Current Advisory Agreement was last approved by the Board of Trustees, including a majority of the Independent Trustees, on February 2, 2015.

Under the Current Advisory Agreement the Adviser (i) manages the investment and reinvestment of assets of the Fund, (ii) continuously reviews, supervises and administers the investment program of the Fund, (iii) determines, in its discretion, the securities to be purchased, retained or sold (and implements those decisions) with respect to the Fund, (iv) provides the Trust and the Fund with records concerning the Adviser’s activities under this Agreement which the Trust and the Fund are required to maintain, and (v) render regular reports to the Trustees and officers concerning the Adviser’s discharge of the foregoing responsibilities.

The Current Advisory Agreement may be terminated at any time, on 60 days’ written notice, without the payment of any penalty, by the Board of Trustees, by a vote of a majority of the outstanding voting shares of the Fund, or by the Adviser. The Current Advisory Agreement automatically terminates in the event of its assignment, as defined by the 1940 Act and the rules thereunder and may not be amended without the approval by vote of a majority of the outstanding voting securities of the Fund.

Under the Current Advisory Agreement, the Adviser receives a monthly advisory fee from the Fund equal to an annual rate of 0.65% of the Fund’s average daily net assets. In addition, the Adviser has entered into an agreement with the Fund to waive or reduce the Adviser’s fees and to assume other expenses of the Fund, if necessary, in an amount that limits annual operating expenses (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, payments, if any, under the Rule 12b-1 Plan and Acquired Fund Fees and Expenses) to not more than 1.15% of the Fund’s average daily net assets until October 1, 2015 (the “Expense Limitation Agreement”). As a result, the Fund’s “Net Annual Fund Operating Expenses” (excluding 12b-1 fees, interest, taxes, brokerage commissions, extraordinary expenses and Acquired Fund Fees and Expenses) will be limited, until at least October 1, 2015 to 1.40% of average daily net assets allocable to Class A shares, 2.15% of such assets allocable to Class C shares and 1.15% of average daily net assets allocable to Class I shares. It is expected that the Fund’s Expense Limitation Agreement will continue from year-to-year provided such continuance is approved by the Board.

The following table summarizes the advisory fees paid by the Fund to the Adviser before any waivers and the amounts waived from the Fund’s inception on December 31, 2012 through May 31, 2014, the most recent fiscal year end of the Fund.

Advisory Fees Paid		Amount of Fees Waived or Reimbursed
2014	2013	2014	2013
$36,935	$3,269	$64,957	$53,994

Description of the Proposed Amendment

On February 2, 2015, the Board of Trustees, including all of the Independent Trustees, of the Trust approved the Proposed Amendment that, subject to the approval of the Fund’s shareholders, increases the annual rate for fees paid to the Adviser by the Fund from 0.65% of the Fund’s daily average net assets (pursuant to the Current Advisory Agreement) to 0.85% of the Fund’s daily average net assets and approved submitting the Proposed Amendment to the Fund’s shareholders for approval.

Except for the proposed change in fee structure discussed below, no change is being proposed to the Current Advisory Agreement.  Further, if the Proposed Amendment is approved by shareholders, the current Expense Limitation Agreement (described above) will remain in effect. The effectiveness of the Proposed Amendment will not result in any change to the services provided by the Adviser under the Current Advisory Agreement.

Comparison of Fees and Expenses

The following fees and expenses tables and examples provide a comparison of the Fund’s annual operating expenses based on total net assets for the fiscal year ended May 31, 2014 under the Current Advisory Agreement and pro forma expenses showing these same expenses adjusted for the proposed advisory fee increase under the Proposed Amendment.

Fees and Expenses – Current and Pro Forma as of May 31, 2014

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

	Current Class A Shares	Current Class C Shares	Current Class I Shares	Pro Forma Class A Shares	Pro Forma Class C Shares	Pro Forma Class I Shares
Management Fees	0.65%	0.65%	0.65%	0.85%	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None	0.25%	1.00%	None
Other Expenses(3)	1.65%	1.64%	1.64%	1.65%	1.64%	1.64%
Acquired Fund Fees and Expenses	0.28%	0.28%	0.28%	0.28%	0.28%	0.28%
Total Annual Fund Operating Expenses	2.83%	3.57%	2.57%	3.03%	3.77%	2.77%
Management Fee Waivers and Expense Reimbursements(3)	-1.15%	-1.14%	-1.14%	-1.35%	-1.34%	-1.34%
Total Annual Fund Operating Expenses After Management Fee Waivers and Expense Reimbursements(3)	1.68%	2.43%	1.43%	1.68%	2.43%	1.43%

Example – Current and Pro Forma as of May 31, 2014

This example is intended to help you compare the costs of investing in the Fund (based on the Fund’s current expenses and pro forma expenses showing these same expenses adjusted for the proposed advisory fee increase) with the cost of investing in other mutual funds.  The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods.  The example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same.  The example takes into consideration the agreement by the Adviser to waive fees and reimburse expenses.  Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Assuming Redemption at End of Period
	Current 1 Year	Current 3 Years	Current 5 Years	Current 10 Years	Pro Forma 1 Year	Pro Forma 3 Years	Pro Forma 5 Years	Pro Forma 10 Years
Class A	$736	$1,299	$1,886	$3,468	$736	$1,338	$1,963	$3,635
Class C	$346	$989	$1,752	$3,757	$346	$1,029	$1,830	$3,920
Class I	$146	$691	$1,262	$2,816	$146	$732	$1,344	$2,997

Assuming No Redemption
	Current 1 Year	Current 3 Years	Current 5 Years	Current 10 Years	Pro Forma 1 Year	Pro Forma 3 Years	Pro Forma 5 Years	Pro Forma 10 Years
Class C	$246	$989	$1,752	$3,757	$246	$1,029	$1,830	$3,920

BOARD CONSIDERATIONS IN APPROVING THE CURRENT ADVISORY AGREEMENT AND THE PROPOSED AMENDMENT

At an in-person meeting of the Board held on February 2, 2015, the Board considered the continuance of the Current Advisory Agreement and the approval and submission to shareholders of the Proposed Amendment.  In evaluating the Proposed Amendment, the principal areas of review included the proposed change in the Fund’s investment objective and strategies, the expected increase in the Adviser’s management, oversight and compliance responsibilities in connection therewith; and the current and proposed management fees as compared to other funds with similar investment objectives and strategies and other funds managed by the Adviser with similar investment objectives and strategies.

 Prior to the February 2, 2015 meeting, the Independent Trustees and their independent legal counsel requested and received (i) a memorandum from Paul, Hastings, Janofsky & Walker LLP (legal counsel to the Independent Trustees) regarding the issues and legal standards the Board should consider in evaluating whether to renew the Current Advisory Agreement; (ii) a memorandum from the Adviser to the Board, which included, among other things, the Adviser’s Form ADV; information about the Fund’s and Adviser’s personnel, policies and financial circumstances; data regarding the Fund’s performance record and the performance records of other funds in the Fund’s peer group; and information about the Fund’s expense ratio and management fees, and the expense ratios and management fees of other funds in the Fund’s peer group; and (iii) a proposed Prospectus and Statement of Additional Information from the Adviser reflecting the proposed revised investment objective and strategies for the Fund.

In the course of their deliberations, the Board was advised by legal counsel and the Independent Trustees were advised by independent legal counsel. The Board received and reviewed a substantial amount of information provided by the Advisor in response to requests of the Board and counsel.

Approval of Current Advisory Agreement

In considering the approval of the Advisory Agreement and reaching their conclusions with respect thereto, the Board reviewed and analyzed various factors that they determined were relevant, including the factors described below:

(i) The nature, extent, and quality of the services to be provided by the Adviser.  In this regard, the Board considered the responsibilities the Adviser would have under the Current Advisory Agreement.  Accordingly, the Board considered the services that would be provided by the Adviser to the Fund including, without limitation, its investment advisory services, its coordination of services for the Fund by the Fund’s service providers, its compliance procedures and practices, and its efforts to promote the Fund and assist in its distribution. The Board noted that many of the Trust’s executive officers are employees of the Adviser, and (with the exception of the CCO) serve the Trust without additional compensation from the Fund.  The Board was mindful that the investment process developed by the Adviser to tactically manage interest rate exposures is different than that of most conventional fixed Funds and involves the use of complex analytical skills.  After  reviewing  the  foregoing  information  and further  information  in  the  materials  provided  to  the  Board  by  the  Adviser (including descriptions of the Adviser’s business and the Adviser’s Form ADV), the Board concluded that the quality, extent, and nature of the services provided by the Adviser are satisfactory and adequate for the Fund.

(ii) The investment management capabilities and experience of the Adviser. In this regard, the Board evaluated the investment management experience of the Adviser. In particular, the Board received information from the Adviser regarding the experience of members of the Adviser’s portfolio management team in managing a separate account having substantially identical strategies and asset allocations as the Income Fund. The Board discussed with the Adviser the investment objective and strategies for the Fund and the Adviser’s plans for implementing the strategies for the Fund. After consideration of these factors, as well as the Adviser’s capabilities and experience in managing the current series of the Trust, the Board determined that the Adviser would be an appropriate manager for the Fund.

(iii) The costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Fund.  In this regard, the Board examined and evaluated the arrangements between the Adviser and the Fund under the proposed Advisory Agreement.  The Board considered the Adviser’s staffing, personnel and methods of operating; the Adviser’s compliance policies and procedures; the financial condition of the Adviser and the level of commitment to the Fund and the Adviser by the principals of the Adviser; the projected asset levels of the Fund; the Adviser’s payment of startup costs for the Fund and the overall expenses of the Fund.  The Board reviewed the Fund’s proposed Expense Limitation Agreement with the Adviser and noted the benefit that would result to the Fund from the Adviser’s likely waiver of a portion of its management fees for a period of time based on the projected asset levels of the Fund.

The Board also considered potential benefits to the Adviser in managing the Fund, including promotion of the Adviser’s name and the ability for the Adviser to place small accounts into the Fund. The Board compared the fees and expenses of the Fund (including the management fee) to peer groups of other funds in the Morningstar category considered by the Adviser to have similar investment objectives and strategies as the Fund and found that the Fund’s management fee and net expense ratio will be less than the average of the other funds included in its peer group.  The Board also compared the fees to be paid by the Fund as compared to the fees paid by other clients of the Adviser, and considered the similarities and differences of services received by such other clients as compared to the services that will be received by the Fund. Following these comparisons and upon further consideration and discussion of the foregoing, the Board concluded that the fees to be paid to the Adviser by the Fund are reasonable and within the range of what would have been negotiated at arm’s length.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether management fee levels reflect these economies of scale for the benefit of the Fund’s investors. In this regard, the Board considered that the Fund’s fee arrangements with the Adviser involve both a management fee and a proposed Expense Limitation Agreement.  The Board considered that the Fund  would  likely  experience  benefits  from  the  Expense  Limitation Agreement and would continue to do so until the Fund’s assets grow to a level where the Adviser begins to receive the full fee.  Thereafter, the Board noted that the Fund has the potential to benefit from economies of scale under its agreements with other service providers (e.g., through fee breakpoints). Following further discussion of the Fund’s projected asset levels, expectations for growth and level of fees, the Board determined that the Fund’s fee arrangements with the Adviser would provide benefits through the proposed Expense Limitation Agreement and that, at the Fund’s projected asset levels, the Fund’s arrangements with the Adviser are fair and reasonable.

After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the Current Advisory Agreement was in the best interest of the Fund and its shareholders. No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the Current Advisory Agreement. Rather, the Trustees concluded, in light of their weighing and balancing all factors, that approval of the Current Advisory Agreement was in the best interest of the Fund and its shareholders.

Approval of the Proposed Amendment

In considering the approval of the Proposed Amendment and its submission to the Fund’s shareholders, the Board reviewed and analyzed various factors that the Independent Trustees determined were relevant, including the factors described below:

(i) Changes in Investment Objective and Strategies.  The Board considered the Adviser’s recommendation to the Board that substantial changes be made to the investment objective and strategies of the Fund, as reflected in the proposed Prospectus and Statement of Additional Information for the Fund presented to the Board in advance of the meeting.  Specifically, the Board considered that the Adviser recommended: (i) revising the investment objective of the Fund to seek total return, with a secondary emphasis on lower risk and volatility than the U.S. equity markets, and (ii) revising the principal investment strategies to include: (A) investing in a portfolio of equities intended to generate dividend yield in equity markets; (B) moderating volatility through the use of options strategies; and (C) seeking to generate additional income through the sale and repurchase of options.

(ii)  Increased Management Complexity. The Board considered that the new objective and strategies for the Fund, once implemented, would involve greater portfolio management complexity due to, among other things, the application of multiple options strategies not currently employed by the Fund.  As a result, the Adviser will need to devote more time and greater resources to the Adviser’s management of the Fund’s investments.

(iii)  Increased Administration and Compliance Obligations.  The Board considered that the new objective and strategies for the Fund, because they will involve multiple options strategies not currently employed by the Fund, will involve new administrative and compliance obligations to ensure proper implementation of Fund trades and compliance of those trades and resulting portfolio holdings with applicable requirements of the Investment Company Act of 1940, as amended.  In this regard, the Board considered that the Adviser provides all of the Fund’s investment advisory services and pays a substantial portion of the Fund’s compliance costs, each of which will involve greater costs and the devotion of greater resources upon implementation of the new objective and strategies.

(iv) Management Fees of Peer Group of Funds. The Board considered that, if implemented, the new objective and strategies would likely result in the Fund being placed in a different Morningstar category peer group of funds than the Fund’s current Morningstar category peer group.  The Board compared the proposed increased fees and expenses of the Fund to the Fund’s expected new peer group of funds and found that: (i) the average fees paid by funds in the new peer group were higher than the average fees paid by funds in the Fund’s existing peer group, and (ii) the Fund’s management fee and net expense ratio would still be less than the average of the other funds included in its peer group.

(v) Management Fees of Other Stadion Funds.  The Board considered that the new strategy to be employed by the Fund was similar to a strategy employed by another series of the Trust managed by the Adviser and noted that this other series pays the Adviser a management fee equal to 1.25% of the Fund’s daily average net assets up to $150 million and 1.00% of such assets over $150 million, which is higher than the fee proposed in the Proposed Amendment.

After full consideration of the above factors as well as other factors, the Board unanimously concluded that approval of the Advisory Agreement was in the best interest of the Fund and its shareholders. No single factor was considered in isolation or to be determinative to the decision of the Trustees to approve the Advisory Agreement. Rather, the Trustees concluded, in light of their weighing and balancing all factors, that approval of the Advisory Agreement was in the best interest of the Fund and its shareholders.

THE BOARD OF TRUSTEES UNANIMOUSLY RECOMMENDS THAT THE
SHAREHOLDERS OF THE FUND VOTE “FOR” THE PROPOSAL.

VOTE REQUIRED

The presence in person or by proxy of 50% or more of the Fund’s shares that are entitled to vote constitutes a quorum.

Approval of the Proposed Amendment requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares of the Fund.

EFFECT IF PROPOSAL NOT APPROVED

If the proposal to approve the Proposed Amendment is not approved, the Current Advisory Agreement shall remain unchanged and continue in effect so long as it continues to be approved annually by a majority of the Fund’s Independent Trustees and is not terminated by either the Adviser or the shareholders of the Fund, and the Board may take any further action it deems to be in the best interest of the Fund and its shareholders, including terminating the Fund.

OUTSTANDING SHARES AND VOTING REQUIREMENTS

Record Date. The Board of Trustees has fixed the close of business on March 2, 2015 (the “Record Date”) as the record date for the determination of shareholders of the Fund entitled to notice of and to vote at the Meeting or any adjournment thereof. The Fund offers three classes of shares, Class A, Class C and Class I shares, although Class C shares have not commenced operations. As of the Record Date, there were [  ] shares of beneficial interest of the Fund outstanding, including [  ] Class A shares and [  ] Class I shares. Shareholders are entitled to one vote for each full share (and a fractional vote for each fractional share) of record held.

5% Shareholders. As of the Record Date, the following shareholders owned of record more than 5% of the outstanding shares of beneficial interest of the Fund or Class of shares of the Fund. No other person owned of record and, according to information available to the Trust, no other person owned beneficially, 5% or more of the outstanding shares of the Trust on the Record Date.

Name and Address of Record Owner	Amount and Nature of Ownership	Percentage Ownership
Class A Shares

Class I Shares

Quorum. A quorum is the number of shares legally required to be at a meeting in order to conduct business. The presence, in person or by proxy, of more than 50% of the outstanding shares of the Trust is necessary to constitute a quorum at the Meeting. Proxies properly executed and marked with a negative vote or an abstention will be considered to be present at the Meeting for purposes of determining the existence of a quorum for the transaction of business. If the Meeting is called to order but a quorum is not present at the Meeting, the persons named as proxies may vote those proxies that have been received to adjourn the Meeting to a later date. If a quorum is present at the Meeting but sufficient votes to approve a proposal described herein are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies received that voted in favor of a proposal in favor of such an adjournment and will vote those proxies received that voted against the proposal against any such adjournment.

If a quorum (more than 50% of the outstanding shares of the Fund) is present at the Meeting, the vote of a majority of the outstanding shares of a Fund is required for approval of the Proposed Amendment. The vote of a majority of the outstanding shares means the vote of the lesser of (1) 67% or more of the shares present or represented by proxy at the Meeting, if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (2) more than 50% of the outstanding shares.

Abstentions and “broker non-voters” are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. “Broker non-votes” are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to one or more proposals because instructions have not been received from the beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary voting power. Notwithstanding the foregoing, “broker non-votes” will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn the Meeting. Accordingly, abstentions and “broker non-votes” will effectively be a vote against the proposal, for which the required vote is a percentage of the outstanding voting shares and will have no effect on a vote for adjournment.

The Trustees of the Trust intend to vote all of their shares in favor of the proposals described herein. On the Record Date, all Trustees and officers of the Trust as a group owned of record or beneficially less than 1% of the outstanding shares of the Fund.

ADDITIONAL INFORMATION ON THE OPERATION OF THE FUND

Investment Adviser

Stadion Money Management, LLC, with its principal place of business at 1061 Cliff Dawson Road, Watkinsville, Georgia 30677, serves as the investment adviser to the Fund. [Insert info on controlling shareholders of the Adviser].

The following is a list of the current executive officers of the Adviser, and their current positions with the Fund, if any:

Name	Position with Adviser	Position with the Fund
Judson P. Doherty	President	President and Principal Executive Officer
Duane L. Bernt	Chief Financial Officer	Chief Financial Officer
Michael D. Isaac	Chief Compliance Officer	Chief Compliance Officer
Bradley A. Thompson	Chief Investment Officer	Portfolio Manager

The address for each of the aforementioned officers is 1061 Cliff Dawson Road, Watkinsville, Georgia 30677.

During the fiscal year ended May 31, 2014, the Fund paid the Adviser $[ ] for the services provided by the Chief Compliance Officer of the Trust. The Chief Compliance Officer is an employee of the Adviser.
Principal Underwriter

ALPS Distributors, Inc. (the “Underwriter”) serves as the Fund’s principal underwriter and, as such, is the exclusive agent for distribution of the Fund’s shares. The Underwriter is obligated to sell shares of the Fund on a best efforts basis only against purchase orders for the shares. Shares of the Fund are offered to the public on a continuous basis. The Underwriter is located at 1290 Broadway, Suite 1100, Denver, Colorado 80210.

Administration and Other Services

ALPS Fund Services, Inc. provides administrative services, accounting and pricing services, and transfer agent and shareholder services to the Fund. ALPS is located at 1290 Broadway, Suite 1100, Denver, Colorado 80210.

Annual and Semiannual Reports

The Fund will furnish, without charge, a copy of their most recent annual report and most recent semi-annual report succeeding such Annual Report, if any, upon request. To request the annual or semi-annual report, please call us toll free at [phone number]. The Fund’s Annual and Semi-Annual Reports are available for download at www.stadionfunds.com.

OTHER MATTERS

Shareholder Proposals

As a Delaware trust, the Trust does not intend, and is not required to hold annual meetings of shareholders, except under certain limited circumstances. The Board of Trustees does not believe a formal process for shareholders to send communications to the Board of Trustees is appropriate due to the infrequency of shareholder communications to the Board of Trustees. The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the Securities and Exchange Commission, shareholder proposals may, under certain conditions, be included in the Trust’s proxy statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not insure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. Annual meetings of shareholders of the Fund are not required as long as there is no particular requirement under the 1940 Act, which must be met by convening such a shareholder meeting. Any shareholder proposal should be sent to Jennifer T. Welsh, Secretary of the Trust, 1290 Broadway, Suite 1100, Denver, Colorado 80210.

Shareholder Communications with Trustees

Shareholders who wish to communicate with the Board or individual Trustees should write to the Board or the particular Trustee in care of the Fund, at the offices of the Trust as set forth below. All communications will be forwarded directly to the Board or the individual Trustee.  Shareholders also have an opportunity to communicate with the Board at shareholder meetings. The Trust does not have a policy requiring Trustees to attend shareholder meetings.

Proxy Delivery

The Trust may only send one proxy statement to shareholders who share the same address unless the Trust has received different instructions from one or more of the shareholders. The Fund will deliver promptly to a shareholder, upon oral or written request, a separate copy of the proxy statement to a shared address to which a single copy of this Proxy was delivered. By calling or writing the Fund, a shareholder may request separate copies of future proxy statements, or if the shareholder is receiving multiple copies of the proxy statement now, may request a single copy in the future. To request a paper or email copy of the proxy statement or annual report at no charge, or to make any of the aforementioned requests, write to Stadion Investment Trust [insert address], or call the Fund toll-free at [phone #] or email the Fund at [email].

EXHIBITS TO PROXY STATEMENT

EXHIBIT A:  Current Advisory Agreement with Stadion Money Management, LLC

EXHIBIT B:  Form of Proposed Amendment to Current Advisory Agreement with Stadion Money Management, LLC

Exhibit A

INVESTMENT ADVISORY AGREEMENT

This Agreement is made and entered into effective as of December 30, 2012 by and between the Stadion Investment Trust, a Delaware statutory trust (the “Trust”) on behalf of the Stadion Tactical Income Fund, a series of shares of the Trust (the “Fund”), and Stadion Money Management, LLC., a Delaware limited liability company (hereinafter referred to as “Advisor”).

WHEREAS, the Trust is an open-end management investment company, registered under the Investment Company Act of 1940, as amended (the “Act”);

WHEREAS, the Trust has designated the Fund as a series of interests in the Trust;

WHEREAS, the Advisor is registered as an investment advisor under the Investment Advisers Act of 1940 (“Advisers Act”), and engages in the business of asset management; and

WHEREAS, the Trust desires to retain the Advisor to render certain investment management services to the Fund, and the Advisor is willing to render such services;

NOW, THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree as follows:

1.	Obligations of Investment Advisor

(a)           Services.  The Advisor agrees to perform the following services (the “Services”) for the Trust:

(1)           manage the investment and reinvestment of the assets of the Fund;

(2)           continuously review, supervise, and administer the investment program of the Fund;

(3)           determine, in its discretion, the securities to be purchased, retained or sold (and implement those decisions) with respect to the Fund;

(4)           provide the Trust and the Fund with records concerning the Advisor’s activities under this Agreement which the Trust and the Fund are required to maintain; and

(5)           render regular reports to the Trust’s trustees and officers concerning the Advisor’s discharge of the foregoing responsibilities.

The Advisor shall discharge the foregoing responsibilities subject to the control of the trustees and officers of the Trust and in compliance with (i) such policies as the trustees may from time to time establish; (ii) the Fund’s objectives, policies, and limitations as set forth in its prospectus and statement of additional information, as the same may be amended from time to time; and (iii)  all applicable laws and regulations.  All Services to be furnished by the Advisor under this Agreement may be furnished through the medium of any directors, officers or employees of the Advisor or through such other parties as the Advisor may determine from time to time.

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(b)           Expenses and Personnel.  The Advisor agrees, at its own expense or at the expense of one or more of its affiliates, to render the Services and to provide the office space, furnishings, equipment and personnel as may be reasonably required in the judgment of the trustees and officers of the Trust to perform the Services on the terms and for the compensation provided herein.  The Advisor shall authorize and permit any of its officers, directors and employees, who may be elected as trustees or officers of the Trust, to serve in the capacities in which they are elected.  Except to the extent expressly assumed by the Advisor herein and except to the extent required by law to be paid by the Advisor, the Trust shall pay all costs and expenses in connection with its operation.

(c)           Books and Records.  All books and records prepared and maintained by the Advisor for the Trust and the Fund under this Agreement shall be the property of the Trust and the Fund and, upon request therefor, the Advisor shall surrender to the Trust and the Fund such of the books and records so requested.

2.         Fund Transactions.  The Advisor is authorized to select the brokers or dealers that will execute the purchases and sales of portfolio securities for the Fund.  With respect to brokerage selection, the Advisor shall seek to obtain the best overall execution for fund transactions, which is a combination of price, quality of execution and other factors.  The Advisor may, in its discretion, purchase and sell portfolio securities from and to brokers and dealers who provide the Advisor with brokerage, research, analysis, advice and similar services, and the Advisor may pay to these brokers and dealers, in return for such services, a higher commission or spread than may be charged by other brokers and dealers, provided that the Advisor determines in good faith that such commission is reasonable in terms either of that particular transaction or of the overall responsibility of the Advisor to the Fund and its other clients and that the total commission paid by the Fund will be reasonable in relation to the benefits to the Fund and its other clients over the long-term.  The Advisor will promptly communicate to the officers and the trustees of the Trust such information relating to portfolio transactions as they may reasonably request.

3.         Compensation of the Advisor.  The Fund will pay to the Advisor an investment advisory fee (the “Fee”) equal to an annualized rate of 0.65% of the average daily net assets of the Fund.  The Fee shall be calculated as of the last business day of each month based upon the average daily net assets of the Fund determined in the manner described in the Fund’s Prospectus and/or Statement of Additional Information, and shall be paid to the Advisor by the Fund within five (5) days after such calculation.

4.         Status of Investment Advisor.  The services of the Advisor to the Trust and the Fund are not to be deemed exclusive, and the Advisor shall be free to render similar services to others so long as its services to the Trust and the Fund are not impaired thereby.  The Advisor shall be deemed to be an independent contractor and shall, unless otherwise expressly provided or authorized, have no authority to act for or represent the Trust or the Fund in any way or otherwise be deemed an agent of the Trust or the Fund.  Nothing in this Agreement shall limit or restrict the right of any director, officer or employee of the Advisor, who may also be a trustee, officer or employee of the Trust, to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any other business, whether of a similar nature or a dissimilar nature.

5.         Permissible Interests.  Trustees, agents, and stockholders of the Trust are or may be interested in the Advisor (or any successor thereof) as directors, partners, officers, or stockholders, or otherwise; and directors, partners, officers, agents, and stockholders of the

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Advisor are or may be interested in the Trust as trustees, stockholders or otherwise; and the Advisor (or any successor) is or may be interested in the Trust as a stockholder or otherwise.

6.         Limits of Liability; Indemnification.  The Advisor assumes no responsibility under this Agreement other than to render the services called for hereunder.  The Advisor shall not be liable for any error of judgment or for any loss suffered by the Trust or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of, or from reckless disregard by it of its obligations and duties under, this Agreement. It is agreed that the Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust's registration statement under the Act or the Securities Act of 1933 (“1933 Act”), except for information supplied by the Advisor for inclusion therein.  The Trust agrees to indemnify the Advisor to the full extent permitted by the Trust's Declaration of Trust.

7.         Term.  This Agreement shall remain in effect for an initial term of two years from the date hereof, and from year to year thereafter provided such continuance is approved at least annually by the vote of a majority of the trustees of the Trust who are not “interested persons” (as defined in the Act) of the Trust, which vote must be cast in person at a meeting called for the purpose of voting on such approval; provided, however, that:

(a)           the Trust may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days written notice of a decision to terminate this Agreement by (i) the Trust’s trustees; or (ii) the vote of a majority of the outstanding voting securities of the Fund;

(b)           the Agreement shall immediately terminate in the event of its assignment (within the meaning of the Act and the Rules thereunder);

(c)           The Advisor may, at any time and without the payment of any penalty, terminate this Agreement upon 60 days written notice to the Trust and the Fund; and

(d)           the terms of paragraph 6 of this Agreement shall survive the termination of this Agreement.

8.         Amendments.  No provision of this Agreement may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the party against which enforcement of the change, waiver, discharge or termination is sought, and no amendment of this Agreement shall be effective until approved by vote of the holders of a majority of the Trust’s outstanding voting securities.

9.         Applicable Law.  This Agreement shall be construed in accordance with, and governed by, the laws of the State of Delaware.

10.       Representations and Warranties.

(a)           Representations and Warranties of the Advisor.  The Advisor hereby represents and warrants to the Trust as follows: (i) the Advisor is a corporation duly organized and in good standing under the laws of the State of Delaware and is fully authorized to enter into this Agreement and carry out its duties and obligations hereunder;

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and (ii) the Advisor is registered as an investment advisor with the SEC under the Advisers Act, and shall maintain such registration in effect at all times during the term of this Agreement.

(b)           Representations and Warranties of the Trust.  The Trust hereby represents and warrants to the Advisor as follows: (i) the Trust has been duly organized as a statutory trust under the laws of the State of Delaware and is authorized to enter into this Agreement and carry out its terms; (ii) the Trust is registered as an investment company with the Commission under the Act; (iii) shares of each Fund are registered for offer and sale to the public under the 1933 Act; and (iv) such registrations will be kept in effect during the term of this Agreement.

11.       Compliance Procedures.  The Advisor will, in accordance with Rule 206(4)-7 of the Advisers Act, adopt and implement written policies and procedures reasonably designed to prevent violations of the Advisers Act and will provide the Trust with copies of such written policies and procedures upon request.

12.       Structure of Agreement.  The Trust is entering into this Agreement solely on behalf of the Fund.  Without limiting the generality of the foregoing: (a) no breach of any term of this Agreement shall create a right or obligation with respect to any series of the Trust other than the Fund; (b) under no circumstances shall the Advisor have the right to set off claims relating to the Fund by applying property of any other series of the Trust; and (c) the business and contractual relationships created by this Agreement, consideration for entering into this Agreement, and the consequences of such relationship and consideration relate solely to the Trust and the Fund.

13.       Use of Names.  The Trust acknowledges that all rights to the name “Stadion” belongs to the Advisor, and that the Trust is being granted a limited license to use such words in its name, the name of its series and the name of its classes of shares.

14.       Severability.  If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

15.       Notice.  Notices of any kind to be given to the Trust hereunder by the Advisor shall be in writing and shall be duly given if mailed or delivered to the Stadion Investment Trust at 1061 Cliff Dawson Road, Watkinsville, Georgia 30677, with a copy to Ultimus Fund Solutions, LLC at 225 Pictoria Drive, Suite 450, Cincinnati, Ohio 45246, or to such other address or to such individual as shall be so specified by the Trust to the Advisor.  Notices of any kind to be given to the Advisor hereunder by the Trust shall be in writing and shall be duly given if mailed or delivered to Stadion Money Management, LLC at 1061 Cliff Dawson Road, Watkinsville, Georgia 30677, Attention: Judson P. Doherty, or at such other address or to such individual as shall be so specified by the Advisor to the Trust.  Notices shall be effective upon delivery.

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

STADION INVESTMENT TRUST		STADION MONEY MANAGEMENT, LLC

/s/ Judson P. Doherty
By:	Gregory L. Morris	By:	Judson P. Doherty
Title:	Chairman	Title:	President
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Exhibit B

AMENDMENT NO. 1 TO
INVESTMENT ADVISORY AGREEMENT

THIS AMENDMENT to the Investment Advisory Agreement (the “Agreement”) by and between STADION INVESTMENT TRUST, a Delaware statutory trust (the “Trust”) on behalf of the STADION TACTICAL INCOME FUND, a series of shares of the Trust (the “Fund”), and STADION MONEY MANAGEMENT, LLC., a Delaware limited liability company (the “Advisor”), is made by and between the parties this ___ day of _____.

WHEREAS, in connection with certain changes to the investment strategy of the Fund, the parties wish to amend the fee paid to the Advisor under the terms of the Agreement;

NOW, THEREFORE in consideration of the mutual premises set forth herein and other good and valuable consideration, the sufficiency of which is hereby acknowledged by the parties, the parties agree to the following:

1.     Section 3 of the Advisory Agreement is hereby amended and restated in the form attached hereto as Exhibit A.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and the year first written above.

STADION INVESTMENT TRUST	STADION MONEY MANAGEMENT, LLC

By:	By:
Title:	Title:

Exhibit B
EXHIBIT A

New Section 3

3.     Compensation of the Advisor. The Fund will pay to the Advisor an investment advisory fee (the “Fee”) equal to an annualized rate of 0.85% of the average daily net assets of the Fund. The Fee shall be calculated as of the last business day of each month based upon the average daily net assets of the Fund determined in the manner described in the Fund’s Prospectus and/or Statement of Additional Information, and shall be paid to the Advisor by the Fund within five (5) days after such calculation.
.